EXHIBIT 24.01







CONSENT OF INDEPENDENT AUDITORS



     We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 2-80907, No. 33-34455, No. 33-21295, and No.
33-37477) pertaining to the Amended and Restated 1981 Incentive Stock Option Plan, the Amended and Restated 1986 Incentive Stock Option Plan, the 1993 Employee Stock Purchase Plan of Fourth Financial Corporation, and the Fourth Financial Corporation Savings and Investment Plan of our report dated January 20, 1994, with respect to the consolidated financial statements of Fourth Financial Corporation included in this Annual Report on Form 10-K for the year ended December 31, 1993.



                                        /s/  Ernst & Young

                                        ERNST & YOUNG



Wichita, Kansas
March 11, 1994



                      EXHIBIT 24.02







CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (Reg. No. 2-80907, No. 33-34455, No. 33-21295 and No. 33-37477).






                              /s/ Arthur Andersen & Co.

                              ARTHUR ANDERSEN & CO.




Tulsa, Oklahoma
March 10, 1994





                      EXHIBIT 24.03







Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 2-80907, No. 33-34455, No. 33-21295 and No.
33-37477) pertaining to the Amended and Restated 1981 Incentive Stock Option Plan, the Amended and Restated 1986 Incentive Stock Option Plan, the 1993 Employee Stock Purchase Plan of Fourth Financial Corporation, and the Fourth Financial Corporation Savings and Investment Plan of our report dated February 19, 1993, with respect to the consolidated financial statements of Commercial Landmark Corporation included in this Annual Report on Form 10-K for the year ended December 31, 1993.






                              /s/ Sartain Fischbein & Co.

                              SARTAIN FISCHBEIN & CO.
March 9, 1994





                      EXHIBIT 24.04





             CONSENT OF INDEPENDENT AUDITORS




     We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 2-80907, No. 33-34455, No. 33-21295, and No.
33-37477) pertaining to the Amended and Restated 1981 Incentive Stock Option Plan, the Amended and Restated 1986 Incentive Stock Option Plan, the 1993 Employee Stock Purchase Plan of Fourth Financial Corporation, and the Fourth Financial Corporation Savings and Investment Plan of our reports dated September 16, 1993, with respect to the consolidated financial statements of Ponca Bancshares, Inc. and Subsidiary and of Security Bank & Trust Company of Ponca City, Oklahoma and Subsidiaries as of December 31, 1992 and for the periods then ended included in Fourth Financial Corporation's Annual Report on Form 10-K for the year ended December 31, 1993.





/s/ GRA, Thompson, White & Co., P.A.

GRA, THOMPSON, WHITE & CO., P.A.


Merriam, Kansas
March 10, 1994






                      EXHIBIT 24.05




CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We consent to the incorporation by reference in the Registration Statements (Form S-8 No. 2-80907, No. 33-34455, No. 33-21295 and No.
33-37477) pertaining to the Amended and Restated 1981 Incentive Stock Option Plan, the Amended and Restated 1986 Incentive Stock Option Plan, the 1993 Employee Stock Purchase Plan of Fourth Financial Corporation and the Fourth Financial Corporation Savings and Investment Plan of our report dated January 23, 1992, with respect to the consolidated financial statements of United Bank of Kansas, Inc. and Subsidiary (not presented herein) included in this Annual Report on Form 10-K for Fourth Financial Corporation for the year ended December 31, 1993.



                                        /s/ Grant Thornton

                                        GRANT THORNTON


Wichita, Kansas
March 10, 1994





                      EXHIBIT 24.06




INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the following
Registration Statements of Fourth Financial Corporation of our report on the financial statements of KNB Bancshares, Inc. and Subsidiaries for the year ended December 31, 1991, dated February 7, 1992, which is included in the Annual Report on Form 10-K of Fourth Financial
Corporation for the year ended December 31, 1993:


     No. 2-80907 on Form S-8 (Amended and Restated 1981 Incentive
     Stock Option Plan)

     No. 33-34455 on Form S-8 (Amended and Restated 1986 Incentive Stock Option Plan)

     No. 33-21295 on Form S-8 (1993 Employee Stock Purchase Plan of Fourth Financial Corporation)

     No. 33-37477 on Form S-8 (Fourth Financial Corporation Savings and Investment Plan)



/s/ Deloitte & Touche

DELOITTE & TOUCHE


Kansas City, Missouri
March 10, 1994